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                                 Exhibit 99.1

                                ABS Term Sheet
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                     FIRST HORIZON ASSET SECURITIES, INC.


                   PROPRIETARY JUMBO WHOLE LOAN CMO PROGRAM

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|                        |                                                                                            |
|Overview:               |       First Horizon Home Loans, Dallas, TX (Formerly FT Mortgage), a wholly owned          |
|                        |       subsidiary of First Tennessee Bank, working in conjunction with First Tennessee      |
|                        |       Securities Corporation ("FTSC") has filed a $1,500,000,000 shelf registration with   |
|                        |       the SEC to issue Jumbo Whole Loan CMO's.  The registration became effective in       |
|                        |       February, 2000.                                                                      |
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|Timing:                 |       FTSC expects the first transaction be in mid to late March 2000.                     |
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|Underwriter:            |       FTSC will co-underwrite each transaction with a "TBA" street dealer.  We expect that |
|                        |       FTSC will initially underwrite 25% to 50% of each deal.                              |
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|Frequency:              |       It is anticipated that an FHASI ("f-ZEE") Jumbo CMO will be priced and in the market|
|                        |       at regular intervals of about six to eight weeks.  Each transaction will be          |
|                        |       approximately $200 to $400 million each.                                             |
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             COLLATERAL AND ANTICIPATED CMO STRUCTURE DESCRIPTION
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|                          |                                                                                          |
|Loan Type:                |     30 year Fixed Rate Jumbo (Initial seasoning 8 months on first deal)                  |
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|Purpose Approximate       |     65% Purchase, 25% Refi, 10% Other (Initial Pool)                                     |
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|Geographic Concentration: |     CA 21%; VA 11%; GA 9%; MD 9%; AZ 6% (Initial Pool)                                   |
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|Current LTV:              |     77%                                                                                  |
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|FICO Scores:              |     Average score 725.  Calculated as the lower of the borrower's and Co-borrower's      |
|                          |     median FICO score. This is a more conservative reflection of FICO scores than in most|
|                          |     other Whole Loan CMOs.                                                               |
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|Property Type:            |     Single Family 64%; PUD 31%; Condo & Other 5%                                         |
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|Occupancy:                |     Owner Occupied 98%; 2nd Home & Investor 2%                                           |
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|Origination Channel:      |     55% Wholesale, 40% Retail, 5% Correspondent                                          |
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|Rating Agencies:          |     Two of the following: Fitch, S&P or Moody's. Approximately 95.75% of the transaction |
|                          |     will be rated in the highest category by two of the four national rating agencies.   |
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|Servicer:                 |     First Horizon Home Loans, Dallas, TX                                                 |
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|Trustee:                  |     Bank of New York                                                                     |
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|Credit Enhancement        |     Senior/Sub, 4.25% to 4.5% initial subordination to AAA/Aaa1 senior bonds.            |
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                         KEY LOAN SERVICER STATISTICS
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                                      |                     |                    |                |                   |
|Loan Administration                  |           9/30/1999 |            12/1998 |        12/1997 |         12/1996   |
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|Volume ($000)                        |          48,509,500 |         39,726,760 |     27,511,674 |      22,490,102   |
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|No. of loans                         |             474,789 |            410,075 |        320,878 |         278,280   |
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|Delinquency  (% of loans)            |                     |                    |                |                   |
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|Total                                |                5.22 |               5.28 |           6.23 |            6.48   |
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|30 days                              |                3.31 |               3.25 |           3.58 |            3.68   |
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|60 days                              |                0.82 |               0.71 |           0.97 |            1.13   |
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|90+ days                             |                1.09 |               1.32 |           1.70 |            1.67   |
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|Foreclosures                         |                0.41 |               0.54 |           0.69 |            0.62   |
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|Bankruptcies                         |                1.10 |               1.05 |           1.20 |             .96   |
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|No. of REOs                          |                     |                687 |            550 |             336   |
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